                       NOTICE OF GUARANTEED DELIVERY FOR

                8.065% SERIES A-1 SENIOR SECURED BONDS DUE 2004,
              8.842% SERIES B-1 SENIOR SECURED BONDS DUE 2015, AND
               9.292% SERIES C-1 SENIOR SECURED BONDS DUE 2024 OF

                          NRG NORTHEAST GENERATING LLC


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of NRG Northeast Generating LLC (the "Issuer) made pursuant to the Prospectus, dated October 25, 2000 (the "Prospectus"), if certificates for the outstanding 8.065% Series A Senior Secured Bonds due 2004, 8.842% Series B Senior Secured Bonds due 2015, and 9.292% Series C Senior Secured Bonds due 2024 of the Issuer (the "Old Bonds") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Chase Manhattan Bank, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. Capitalized terms not defined herein are defined in the Prospectus.


                                  Delivery To:

                    THE CHASE MANHATTAN BANK, EXCHANGE AGENT

                     By Hand Delivery or Overnight Courier:

                            The Chase Manhattan Bank
                           55 Water Street, Room 234
                            New York, New York 10041
                   Attention: Carlos Esteves -- Confidential

                                    By Mail:

                            The Chase Manhattan Bank
                           55 Water Street, Room 234
                            New York, New York 10041
                   Attention: Carlos Esteves -- Confidential

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)

                                  212-638-7380

                             Confirm by Telephone:

                                  212-638-0828

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Issuer the principal amount of Old Bonds set forth below pursuant to the guaranteed delivery procedure described in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Bonds Tendered:*

$                                                           If Old Bonds will be delivered by
-----------------------------------------------------       book-entry transfer to The Depository Trust
Certificate Nos. (if available):                            Company, provide account number.
Total Principal Amount Represented by Old Bonds
Certificate(s):
$
-----------------------------------------------------       Account Number
                                                            ----------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

                   X                                              X
----------------------------------------       ----------------------------------------
                   X                                              X
----------------------------------------       ----------------------------------------
 SIGNATURE(S) OF OWNER(S) OR AUTHORIZED                          DATE
                  SIGNATORY

   Area Code and Telephone Number:
   ---------------------------------------------------------------------------

   Must be signed by the Holder(s) of Old Bonds as their name(s) appear(s) on certificates for Old Bonds or on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.
   PLEASE PRINT NAME(S) AND ADDRESS(ES)

   Name(s):
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   Capacity:
   --------------------------------------------------------------------------

   Address(es):
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
   ---------------------

   * Must be in denominations of principal amount of $100,000 or any integral multiple of $1,000 in excess of $100,000.

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, an Eligible Institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates for all physically tendered Old Bonds, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within three (3) New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

      The undersigned acknowledges that it must deliver the Letter of Transmittal and the Old Bonds tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

  ---------------------------------------------------       ---------------------------------------------------
                     NAME OF FIRM                                          AUTHORIZED SIGNATURE
  ---------------------------------------------------       ---------------------------------------------------
                        ADDRESS                                                    TITLE
  ---------------------------------------------------       ---------------------------------------------------
                       ZIP CODE                                           (PLEASE TYPE OR PRINT)
   Area Code and Tel. No. -------------------------         Dated: ------------------------------------- , 2000

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NOTE: DO NOT SEND CERTIFICATES FOR OLD BONDS WITH THIS FORM. CERTIFICATES FOR
      OLD BONDS SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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